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                                     [LOGO]

            THE INVESTMENT COMPANY OF AMERICA-REGISTERED TRADEMARK-

                               -----------------

                         ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

                                IMPORTANT NOTICE

    The annual meeting of shareholders of The Investment Company of America will take place on October 11, 2001.

    You don't need to attend the meeting to participate. But it's important that you take a few minutes to read the enclosed material and vote your shares. You can vote by the Internet, by telephone or by mailing your completed and signed proxy card(s) in the enclosed postage-paid envelope. Unless you plan to attend the meeting in person, you must respond in one of these ways in order for your vote to be counted.


    No matter how many shares you own, your vote is important. Your prompt response will help reduce proxy costs -- which are paid for by the Fund and its shareholders -- and will also help you avoid receiving follow-up telephone calls or mailings. Voting by the Internet or telephone lowers proxy costs even further.


    We encourage you to read the attached Proxy Statement in full. Mutual funds are required to obtain shareholders' approval for certain issues. As a shareholder, you have a right to vote on these issues.

                      IMPORTANT VOTING INFORMATION INSIDE
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                       THE INVESTMENT COMPANY OF AMERICA
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 11, 2001
                            ------------------------

TO THE SHAREHOLDERS OF
THE INVESTMENT COMPANY OF AMERICA:


    The Annual Meeting of Shareholders of The Investment Company of America (the "Fund") will be held at the Hotel du Pont, 11th and Market Streets, Greenville Suite (mezzanine level), Wilmington, Delaware, on Thursday, October 11, 2001 at 9:15 a.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:


    (1) The election of a Board of 15 Directors.


    (2) Ratification of the selection of PricewaterhouseCoopers LLP as independent public accountant for the Fund for the fiscal year ending December 31, 2001.


    The Board of Directors has fixed the close of business on August 17, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.


THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. YOU MAY REVOKE IT AT ANY TIME BEFORE ITS USE. IF YOU SIGN IT YOU WILL STILL BE ABLE TO VOTE IN PERSON IF YOU ATTEND THE MEETING.


                                 By Order of the Board of Directors,

                                           VINCENT P. CORTI
                                              SECRETARY


September 4, 2001



                                   IMPORTANT
     YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY VOTING YOUR SHARES BY MAIL, TELEPHONE OR THE INTERNET. IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE OR THE INTERNET PLEASE FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSERT.

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                       THE INVESTMENT COMPANY OF AMERICA

              333 South Hope Street, Los Angeles, California 90071

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 11, 2001

                            ------------------------


    The enclosed proxy is solicited by the Board of Directors of the Fund in connection with the annual meeting of shareholders to be held at the Hotel du Pont, 11th and Market Streets, Greenville Suite (mezzanine level), Wilmington, Delaware, on Thursday, October 11, 2001, at 9:15 a.m., local time.



    If you complete and sign the enclosed proxy card, your shares will be voted exactly as you instruct. If you simply sign the proxy card without otherwise completing it, your shares will be voted for the directors nominated and in favor of the other proposal. You can revoke a proxy vote before its exercise, either by filing with the Fund a written notification of revocation, or by delivering a duly executed proxy card bearing a later date, or by attending the meeting and voting in person. Abstentions and broker "non-votes" (I.E. proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining a quorum, but will have no effect on Proposal 1 and will not count toward the approval of Proposal 2. This Proxy Statement and proxy card was first mailed to shareholders on or about September 4, 2001.



    The Fund is a fully managed, diversified, open-end investment company that issues common shares of capital stock ("Class A shares") and alternative common shares of capital stock, series B ("Class B shares") series C ("Class C shares") and series F ("Class F shares"). At the close of business on August 17, 2001, the record date fixed by the Board of Directors for the determination of shareholders entitled to notice of and to vote at the meeting, the following were the outstanding share balances for the four classes of shares:
1,857,885,241 Class A shares; 32,843,374 Class B shares; 7,960,658 Class C shares; and 2,567,675 Class F shares. Each share is entitled to one vote.
Class A, Class B, Class C and Class F shareholders will vote together on all proposals. There is no provision for cumulative voting. No person owned of record or was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund.

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    With respect to the election of directors (Proposal 1), the 15 nominees receiving the highest number of votes will be elected. The vote required to approve Proposal 2 is the affirmative vote of a majority of all shares present in person or represented by proxy.

    If sufficient votes are not received by the meeting date, the persons named as proxies may propose one or more adjournments of the meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies may vote all proxies in favor of such adjournment.

PROPOSAL 1:  ELECTION OF DIRECTORS


    Fifteen directors are to be elected at the meeting, each to hold office until the next annual meeting and until a successor is elected and qualified. Each of the nominees for director except Claudio X. Gonzalez Laporte and Donald
D. O'Neal were elected by shareholders at their last Annual Meeting on October 17, 2000. Charles H. Black, a director since 1981, and James W. Ratzlaff, a director since 1991, are retiring from the Board.


    Each of the nominees has agreed to serve as director if elected. If any unforeseen event prevents one or more of the nominees from serving as director, your votes will be cast (unless you have elected to withhold authority as to the election of any nominee) for the election of such person or persons as the Board of Directors shall recommend. The table below sets forth certain information regarding the nominees.

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

                                              CURRENT PRINCIPAL                  YEAR
      NAME OF NOMINEE                          OCCUPATION AND                    FIRST
    (POSITION WITH FUND)                    PRINCIPAL EMPLOYMENT               ELECTED A
          AND AGE                          DURING PAST FIVE YEARS              DIRECTOR
          -------                          ----------------------              --------
Ms. Louise H. Bryson            Executive Vice President, Lifetime               1999
 (Director)                      Television; Director and former Chairman of
 57                              the Board, KCET Public Television
Dr. Malcolm R. Currie           Chairman Emeritus, Hughes Aircraft Company;      1992
 (Director)                      former Chairman of the Board of Trustees,
 74                              University of Southern California
Ms. Mary Anne Dolan             Founder and President, M.A.D., Inc.              2000
 (Director)                      (communications company)
 54
Mr. Martin Fenton               Chairman, Senior Resource Group, LLC             2000
 (Director)                      (development and management of senior living
 66                              communities)
Mr. Claudio X. Gonzalez         Chairman of the Board, Kimberly Clark de        Nominee
 Laporte                         Mexico
 (Director nominee)
 67
Mr. James B. Lovelace*          Senior Vice President, Capital Research and      2000
 (Senior Vice President          Management Company
 and Director)
 45
Mr. Jon B. Lovelace, Jr.*       Chairman Emeritus, Capital Research and          1959
 (Chairman of the Board)         Management Company
 74
Prof. John G. McDonald          IBJ Professor of Finance, Graduate School of     1976
 (Director)                      Business, Stanford University
 64

                                             MEMBERSHIPS ON                       SHARES
                                            BOARDS OF OTHER                    BENEFICIALLY
      NAME OF NOMINEE                    REGISTERED INVESTMENT                OWNED, DIRECTLY
    (POSITION WITH FUND)                 COMPANIES AND PUBLICLY              OR INDIRECTLY, AT
          AND AGE                            HELD COMPANIES                   AUGUST 17, 2001
          -------                            --------------                   ---------------
Ms. Louise H. Bryson                                                               1,272
 (Director)
 57
Dr. Malcolm R. Currie         Enova Systems                                       23,225
 (Director)                   Inamed Corp.
 74                           LSI Logic Corporation
Ms. Mary Anne Dolan           The American Funds                                   6,460
 (Director)                   Group-Registered Trademark-
 54                           (Director - 2 other funds)
Mr. Martin Fenton             The American Funds                                   2,562
 (Director)                   Group-Registered Trademark-
 66                           (Director/Trustee - 14 other funds)
                              American Funds Insurance Series
Mr. Claudio X. Gonzalez       Banco Nacional de Mexico                             3,388
 Laporte                      General Electric Company
 (Director nominee)           Grupo Carso
 67                           Grupo Industrial Alfa
                              The Home Depot, Inc.
                              Kellogg Company
                              Telefonos de Mexico
Mr. James B. Lovelace*        The American Funds                                     779+
 (Senior Vice President       Group-Registered Trademark-
 and Director)                (Director - 1 other fund)
 45
Mr. Jon B. Lovelace, Jr.*     The American Funds                                  46,484+
 (Chairman of the Board)      Group-Registered Trademark-
 74                           (Director - 2 other funds)
Prof. John G. McDonald        The American Funds                                  13,246
 (Director)                   Group-Registered Trademark-
 64                           (Director/Trustee - 7 other funds)
                              Capstone Turbine Corp.
                              CMGI, Inc.
                              iStar Financial, Inc.
                              Plum Creek Timber Co.
                              Scholastic Corp.
                              Varian, Inc.

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

                                            CURRENT PRINCIPAL                 YEAR
      NAME OF NOMINEE                         OCCUPATION AND                  FIRST
    (POSITION WITH FUND)                   PRINCIPAL EMPLOYMENT             ELECTED A
          AND AGE                         DURING PAST FIVE YEARS            DIRECTOR
          -------                         ----------------------            --------
Ms. Bailey Morris-Eck           Senior Associate, Reuters Foundation;         1993
 (Director)                      Senior Fellow, Institute for
 57                              International Economics; Consultant, THE
                                 INDEPENDENT OF LONDON; former Vice
                                 President, Brookings Institution
Mr. Richard G. Newman           Chairman of the Board and CEO, AECOM          1996
 (Director)                      Technology Corporation (architectural
 66                              engineering)
Mr. Donald D. O'Neal*           Senior Vice President, Capital Research      Nominee
 (Senior Vice President and      and Management Company
 Director nominee)
 40
Dr. Olin Robison                President of the Salzburg Seminar;            1987
 (Director)                      President Emeritus, Middlebury College
 65
Mr. James F. Rothenberg*        President, Capital Research and Management    2000
 (Executive Vice President       Company
 and Director)
 55
Mr. R. Michael Shanahan*        Chairman of the Board and Principal           1998
 (President and Director)        Executive Officer, Capital Research and
 62                              Management Company
Dr. William J. Spencer          Chairman Emeritus, SEMATECH (research and     1997
 (Director)                      development consortium); Trustee, William
 70                              Jewell College; Associated
                                 Universities, Inc.

                                              MEMBERSHIPS ON                        SHARES
                                             BOARDS OF OTHER                     BENEFICIALLY
      NAME OF NOMINEE                     REGISTERED INVESTMENT                 OWNED, DIRECTLY
    (POSITION WITH FUND)                  COMPANIES AND PUBLICLY               OR INDIRECTLY, AT
          AND AGE                             HELD COMPANIES                    AUGUST 17, 2001
          -------                             --------------                    ---------------
Ms. Bailey Morris-Eck         The American Funds Group-Registered Trademark-         3,036
 (Director)                   (Director - 2 other funds)
 57
Mr. Richard G. Newman         The American Funds Group-Registered Trademark-        15,309
 (Director)                   (Director/Trustee - 12 other funds)
 66                           Southwest Water Company
Mr. Donald D. O'Neal*         American Funds Insurance Series                       12,660+
 (Senior Vice President and
 Director nominee)
 40
Dr. Olin Robison              The American Funds Group-Registered Trademark-         3,252
 (Director)                   (Director - 2 other funds)
 65
Mr. James F. Rothenberg*      The American Funds Group-Registered Trademark-        45,511+
 (Executive Vice President    (Director - 2 other funds)
 and Director)                American Funds Insurance Series
 55
Mr. R. Michael Shanahan*      The American Funds Group-Registered Trademark-        32,664+
 (President and Director)     (Director - 1 other fund)
 62
Dr. William J. Spencer                                                               8,582
 (Director)
 70

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----------------------------------

* Is considered an "interested person" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of affiliation with Capital Research and Management Company (the "Investment Adviser"). The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


+  Includes shares beneficially held under a master retirement plan.

    Capital Research and Management Company, located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92821, manages The American Funds Group-Registered Trademark- consisting of 29 funds:
AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under
Section 501(c)(3) of the Internal Revenue Code of 1986, as amended
("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (iii) any other entity formed for the primary purpose of benefitting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

                       ----------------------------------


    The Fund has an Audit Committee comprised of Louise H. Bryson, Mary Anne Dolan, John G. McDonald, Bailey Morris-Eck, Richard G. Newman, Olin Robison, and William J. Spencer. The function of the Committee includes such specific matters as recommending the independent accountant to the Board of Directors, reviewing the audit plan and results of the audits and considering other matters deemed appropriate for consideration by the Board of Directors and/or the Committee.



    The Fund has a Nominating Committee comprised of Louise H. Bryson, John G. McDonald, and Olin Robison. The Committee's functions include selecting and recommending to the Board of Directors nominees for election as directors of the Fund. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee. See also "Shareholder Proposals."

    The Fund has a Contracts Committee comprised of all directors who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory and service agreement, principal underwriting agreements and the plans of distribution under rule 12b-1 that the Fund proposes to enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Directors on these matters.



    The Fund has a Proxy Committee comprised of John G. McDonald and William J. Spencer. The Committee's functions include reviewing and voting portfolio proxies of the Fund and discussing related current issues.



    There were five Board of Directors, two Audit Committee, five Nominating Committee, one Contracts Committee and five Proxy Committee meetings during the year ended December 31, 2000. All incumbent directors attended 80% of all Board meetings and meetings of the committees of which they were members.

    The Fund pays no salaries or other compensation to its directors other than directors' fees, which are paid to those directors who are unaffiliated with the Investment Adviser as described below.


                             DIRECTOR COMPENSATION


                                                                   TOTAL COMPENSATION
                                                                 (INCLUDING VOLUNTARILY
                                                               DEFERRED COMPENSATION(1))
                                   AGGREGATE COMPENSATION      FROM ALL FUNDS MANAGED BY      TOTAL NUMBER
                                   (INCLUDING VOLUNTARILY         CAPITAL RESEARCH AND       OF FUND BOARDS
                                 DEFERRED COMPENSATION(1))       MANAGEMENT COMPANY OR          ON WHICH
                                    FROM THE FUND DURING      ITS AFFILIATES(2) FOR THE 12      DIRECTOR
           DIRECTOR              FISCAL YEAR ENDED 12/31/00      MONTHS ENDED 12/31/00         SERVES(2)
           --------              --------------------------      ---------------------         ---------
Ms. Louise H. Bryson                    60,000(deferred)(3)          60,000(deferred)(3)            1

Dr. Malcolm R. Currie                   57,000(deferred)(3)          57,000(deferred)(3)            1

Ms. Mary Anne Dolan                      5,000(4)                    42,500                         3

Mr. Martin Fenton                        5,000(4)                   128,000                        16

Mr. Claudio X. Gonzalez Laporte
 (nominee)                                none(5)                      none(5)                      1

Mr. James B. Lovelace                     none(6)                      none(6)                      2

Mr. Jon B. Lovelace, Jr.                  none(6)                      none(6)                      3

Prof. John G. McDonald                  75,000(deferred)(3)         241,500(deferred)(3)            8

Ms. Bailey Morris-Eck                   57,000                       95,000                         3

Mr. Richard G. Newman                   56,000(deferred)(3)         110,000(deferred)(3)           13

Mr. Donald D. O'Neal
 (nominee)                                none(6)                      none(6)                      1

Dr. Olin C. Robison                     63,000(deferred)(3)         102,000(deferred)(3)            3

Mr. James F. Rothenberg                   none(6)                      none(6)                      4

Mr. R. Michael Shanahan                   none(6)                      none(6)                      2

Dr. William J. Spencer                  71,500(deferred)(3)          71,500(deferred)(3)            1


----------------------------------


(1) Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group-Registered Trademark- as designated by the director.


(2) Includes funds managed by Capital Research and Management Company and affiliates (see listing above).


(3) Since the deferred compensation plan's adoption in 1993, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) as of the fiscal year ended December 31, 2000 for participating directors is as follows: Louise H. Bryson ($65,900), Malcolm R. Currie ($276,200), John G. McDonald ($572,400), Richard G. Newman ($216,700), Olin C. Robison ($75,000) and William J. Spencer ($313,800). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Fund until paid to the director. There are no other pension or retirement benefits.



(4) Mary Anne Dolan and Martin Fenton were elected directors of the Fund on October 17, 2000 and, accordingly, received only a portion of the annual compensation paid to directors as of December 31, 2000.



(5) Claudio Gonzalez Laporte was not a director of the Fund during the 2000 fiscal year and, therefore, received no compensation.



(6) James B. Lovelace, Jon B. Lovelace, Jr., Donald D. O'Neal, James F. Rothenberg and R. Michael Shanahan are affiliated with the Fund's Investment Adviser and, therefore, receive no compensation from the Fund.

                                 OTHER OFFICERS


           NAME                                                            OFFICER
   (POSITION WITH FUND)                                                  CONTINUOUSLY
         AND AGE                     PRINCIPAL OCCUPATION (1)             SINCE (2)
         -------                     ------------------------             ---------
Mr. Gregg E. Ireland        Senior Vice President, Capital Research and     1994
 (Senior Vice President)    Management Company
 51

Ms. Joyce E. Gordon         Senior Vice President, Capital Research         1998
 (Vice President)           Company
 44

Ms. Anne M. Llewellyn       Associate, Capital Research and Management      1984
 (Vice President)           Company
 54

Mr. Vincent P. Corti        Vice President - Fund Business Management       1994
 (Secretary)                Group, Capital Research and Management
 45                         Company

Mr. Thomas M. Rowland       Senior Vice President, Capital Research and     1998
 (Treasurer)                Management Company
 59

Ms. R. Marcia Gould         Vice President - Fund Business Management       1993
 (Assistant Treasurer)      Group, Capital Research and Management
 46                         Company

Mr. Anthony W. Hynes, Jr.   Vice President - Fund Business Management       1998
 (Assistant Treasurer)      Group, Capital Research and Management
 38                         Company


----------------------------------

(1) The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.

(2) Officers hold office until their respective successors are elected, or until they resign or are removed.


No officer, director or employee of the Investment Adviser receives any remuneration from the Fund. All directors and officers as a group owned beneficially fewer than 1% of the Fund's shares outstanding on August 17, 2001.

PROPOSAL 2:  RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
             INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001


    Shareholders are requested to ratify the selection by the Board of Directors (including a majority of directors who are not "interested persons" of the Fund as that term is defined in the 1940 Act) of PricewaterhouseCoopers LLP ("PwC") to act as independent accountants for the Fund for the fiscal year ending December 31, 2001. PwC has served as the Fund's independent accountants since the Fund's inception. No representative of PwC is expected to attend the meeting of shareholders.



    The Audit Committee of the Board of Directors of the Fund has discussed with PwC representatives the independence of PwC from the Fund and its management, including the matters disclosed in the letter from PwC required by Independence Standards Board Standard No. 1, and also considered whether the provision of non-audit services described below is compatible with maintaining their independence.



    Securities and Exchange Commission rules require the disclosure of professional fees for audit and non-audit services billed to the Fund, the investment adviser and affiliates of the investment adviser providing services to the Fund (together, "Covered Entities"), during the Fund's fiscal year ended December 31, 2000, as follows:



    Audit Fees: Aggregate fees billed by PwC for professional services rendered for the audit of the Fund's annual financial statements during the period were $78,000.



    Financial Information Systems Design and Implementation Fees: PwC did not render any professional services relating to financial information systems design and implementation to Covered Entities during the period.



    All Other Fees: PwC's billings for tax services rendered to the Fund during the period were $6,000. Aggregate fees billed by PwC for all other professional services rendered to Covered Entities during the period were $1,686,000. These fees relate to assistance with two ongoing information technology projects (managed by an affiliate of the investment adviser) supporting human resource administration and customer relations for entities other than the Fund.

    The amounts shown above do not include amounts paid for audit and non-audit services (including tax services) rendered to other mutual funds within The American Funds Group. Billings for these services during the Fund's fiscal year ended December 31, 2000 totaled $859,000.



    PwC renders audit and non-audit services on a global basis to certain affiliates of the investment adviser's parent company. Aggregate billings for these services totaled approximately $500,000 during the Fund's fiscal year ended December 31, 2000.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF PRICEWATERHOUSECOOPERS LLP.

                                 OTHER MATTERS


    Neither the persons named in the enclosed proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than matters described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the Fund and its shareholders.


                             SHAREHOLDER PROPOSALS


    Any shareholder proposals for inclusion in proxy solicitation material for a subsequent shareholders meeting should be submitted to the Secretary of the Fund, at the Fund's principal executive offices, 333 South Hope Street, Los Angeles, CA 90071. Any such proposals must comply with the requirements of rule 14a-8 under the Securities Exchange Act of 1934.

                              GENERAL INFORMATION


    Capital Research and Management Company is the investment adviser to the Fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the Fund's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.



    The enclosed proxy is solicited by and on behalf of the Board of Directors of the Fund. The Fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials. In addition to solicitation by mail, certain officers and directors of the Fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO VOTE THEIR SHARES BY MAIL, TELEPHONE OR THE INTERNET. IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. TO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET PLEASE FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSERT.



    You may obtain a copy of the Fund's most recent annual report and semi-annual report without charge, by writing to the Secretary of the Fund at 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, or by telephoning 800/421-0180. These requests will be honored within three business days of receipt.


                                 By Order of the Board of Directors,

                                          VINCENT P. CORTI
                                             SECRETARY


September 4, 2001

                     (This page intentionally left blank.)

        THIS NOTICE OF ANNUAL MEETING AND PROXY
        STATEMENT HAS BEEN PRINTED ON RECYCLED
        PAPER THAT MEETS THE GUIDELINES OF THE
        UNITED STATES ENVIRONMENTAL PROTECTION AGENCY.
[LOGO]




PROXY CARD THE  INVESTMENT  COMPANY  OF  AMERICA PROXY CARD
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 11, 2001

The undersigned hereby appoints Vincent P. Corti, and Gregg E. Ireland, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders to be held at the Hotel du Pont, 11/th/ and Market Streets, Greenville Suite (mezzanine level), Wilmington, Delaware, on Thursday, October 11, 2001 at 9:15 a.m., on all matters coming before the meeting.

PLEASE EXECUTE, SIGN AND RETURN THIS PROXY. WHEN PROPERLY EXECUTED, IT WILL BE VOTED EXACTLY AS YOU INSTRUCT. IF YOU SIGN AND RETURN THIS PROXY, WITHOUT OTHERWISE COMPLETING IT, YOUR SHARES WILL BE VOTED FOR THE PROPOSALS.

VOTE VIA THE INTERNET:  HTTP://VOTE.PROXY-DIRECT.COM

VOTE VIA TELEPHONE:  1-800-597-7836

CONTROL NUMBER:  999 9999 9999 999

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. JOINT OWNERS SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.

Signature
Signature of joint owner, if any
Date



                                   IMPORTANT

SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS BY PROMPTLY SIGNING AND RETURNING THIS PROXY.

                     THE  INVESTMENT  COMPANY  OF  AMERICA
   TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.   EXAMPLE: []

                                                                   FOR
                                               FOR    WITHHOLD     ALL
1. ELECTION OF DIRECTORS:                      ALL    ALL          EXCEPT

                                               [ ]    [ ]          [ ]


01     Ms. Louise H. Bryson             09     Ms. Bailey Morris-Eck

02     Dr. Malcolm R. Currie            10     Mr. Richard G. Newman

03     Ms. Mary Anne Dolan              11     Mr. Donald D. O'Neal

04     Mr. Martin Fenton                12     Dr. Olin C. Robison

05     Mr. Claudio Gonzalez Laporte     13     Mr. James F. Rothenberg

06     Mr. James B. Lovelace            14     Mr. R. Michael Shanahan

07     Mr. Jon B. Lovelace, Jr.         15     Dr. William J. Spencer

08     Prof. John G. McDonald


 To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.

_________________________________________________________


2.      RATIFICATION OF THE SELECTION OF                         FOR             AGAINST         ABSTAIN
        PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT                []              []              []
        ACCOUNTANT:


 In their discretion, upon other matters as may properly come before the meeting.


                                   IMPORTANT

SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS BY PROMPTLY SIGNING AND RETURNING THIS PROXY.
            PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING